UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                          JUNE 19, 2006 (JUNE 16, 2006)
                Date of Report (Date of earliest event reported)

                                STEELCLOUD, INC.
             (Exact name of registrant as specified in its charter)

          VIRGINIA                       0-24015                 54-1890464
(State or other jurisdiction      (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)

                             14040 PARK CENTER ROAD
                             HERNDON, VIRGINIA 20171

          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (703) 674-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 16, 2006, SteelCloud, Inc. ("SteelCloud" or the "Company") entered into a Separation Agreement (the "Agreement") with Thomas P. Dunne providing for Mr. Dunne to resign as Chairman of the Board of Directors and as a member of the Company's Board of Directors. Simultaneous with the resignation, the Company entered into a 23 month consulting arrangement whereby Mr. Dunne will provide certain advisory services to the Company's Board of Directors and management team during the transition. Under the terms of the agreement, Mr. Dunne shall receive approximately $575,000 (23 months at his former base salary of $300,000 per annum). In addition, the Company will continue to provide health and dental coverage for Mr. Dunne and his family, a leased car for his use and the transfer of a Company automobile in exchange for forgiveness of certain accounts payable that the Company owes to Mr. Dunne or his family.

The agreement expires May 16, 2008, subject to certain termination and non-compete provisions.

A copy of Mr. Dunne's separation agreement is filed herewith as Exhibit 10.1.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On June 16, 2006, the Company accepted the resignation of Mr. Thomas P. Dunne, the Company's Chairman of its Board of Directors and Board member.

Please see Item 1.01 above for additional information.

ITEM 8.01 OTHER EVENTS.

On June 19, 2006, the Company issued a press release entitled, "SteelCloud Chairman of the Board Resigns" announcing the resignation of Mr. Thomas P. Dunne as the Company's Chairman of the Board and a Board Member.

Please see Item 1.01 above for additional information.

A copy of the Press Release is filed herewith as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits

10.1 Separation Agreement by and between SteelCloud, Inc. and Thomas P. Dunne dated June 16, 2006.

99.1 Press Release issued by SteelCloud, Inc., dated June 19, 2006, entitled, "SteelCloud Chairman of the Board Resigns."

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                           STEELCLOUD, INC.


                                    By:    /s/Kevin Murphy
                                           ---------------
                                           Kevin Murphy, Chief Financial Officer

June 19, 2006